SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               SPARTA FOODS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                               SPARTA FOODS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                February 26, 1998


     The Annual Meeting of Shareholders of Sparta Foods, Inc. will be held at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, on Thursday, February 26, 1998, at 3:30 p.m. (Central Standard Time), for the following purposes:

     1.   To set the number of members of the Board of Directors at six (6).

     2.   To elect directors of the Company for the ensuing year.

     3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1997 Annual Report, which are sent to you by order of the Board of Directors.

     Only shareholders of record shown on the books of the Company at the close of business on January 15, 1998, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.



                                  A. Merrill Ayers,
                                  Secretary

Dated:     January 22, 1998
           New Brighton, Minnesota

                               SPARTA FOODS, INC.


                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                          to be held February 26, 1998


                                  INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of Sparta Foods, Inc. ("Sparta" or the "Company") in connection with the solicitation by the Company's Board of Directors of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on February 26, 1998, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. The mailing address of the Company's principal executive office is 1565 First Avenue N.W., New Brighton, Minnesota 55112. This Proxy Statement and the related Proxy and Notice of Annual Meeting is first being mailed to Sparta shareholders on or about January 22, 1998.

     The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

     Any shareholder of record giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting.

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of Sparta's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed January 15, 1998, as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 6,798,637 shares of Sparta's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of the Common Stock are not entitled to cumulative voting rights.


                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of January 15, 1998, by each person known to the Company to be the beneficial owner of 5% or more of the Company's Common Stock:

    Name and Address of                                Number of Shares                         Percent
         Shareholder                                  Beneficially Owned(1)                    of Class(2)
    --------------------                              ---------------------                    -----------

Carmen S. Abril-Lopez                                      764,480(3)                              11.2%
901 West Culver
Phoenix, AZ 85007

Donald R. Brattain                                         662,000(4)                               9.2%
601 Lakeshore Parkway
Minnetonka, MN 55305

Okabena Partnership K                                      600,000(5)                               8.1%
Norwest Center
Minneapolis, MN 55402

Larry P. Arnold                                            371,000(6)                               5.3%
1545 Hunter Drive
Wayzata, MN 55391
---------------------

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of January 15, 1998, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(3) Includes 754,480 shares held by a trust of which Ms. Abril-Lopez is trustee and a beneficiary and 10,000 shares which may be purchased upon exercise of a warrant which is exercisable as of January 15, 1998 or within 60 days of such date.

(4) Includes 360,000 shares which may be purchased upon exercise of currently exercisable warrants.

(5) Includes 600,000 shares which may be purchased upon exercise of currently exercisable warrants.

(6) Includes 203,000 shares which may be purchased upon exercise of options which are exercisable as of January 15, 1998 or within 60 days of such date.

                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of January 15, 1998, by each executive officer of the Company named in the Summary Compensation Table, by each director and nominee for director and by all directors, nominees and executive officers (including the named individuals) as a group:

             Name and Address of                         Number of Shares                            Percent
       Shareholder or Identity of Group                  Beneficially Owned(1)                     of Class(2)
       --------------------------------                  ---------------------                     -----------

Larry P. Arnold                                                   371,000(3)                           5.3%
1545 Hunter Dr.
Wayzata, MN 55391

Michael J. Kozlak                                                 265,000(4)                           3.8%
5049 Green Farms Road
Edina, MN 55436

Joel P. Bachul                                                    241,500(5)                           3.5%
1565 First Ave. N.W.
New Brighton, MN 55112

Richard H. Leepart                                                218,000(6)                           3.2%
105 5th Ave., Suite 512
Minneapolis, MN 55402

Thomas C. House                                                   139,434(7)                           2.0%
1565 First Avenue N.W.
New Brighton, MN 55112

A. Merrill Ayers                                                   92,250(8)                           1.3%
1565 First Ave. N.W.
New Brighton, MN 55112

R. Dean Nelson                                                     73,000(9)                           1.1%
18733 East Mescalero
Rio Verde, AZ 85263

Edward K. Jorgensen                                                53,000(10)                            *
5N175 Deerpath Way
St. Charles, IL 60175

Officers and Directors as a group (9 persons)                   1,469,184(11)                          19.1%
---------------------

* Less than 1%.

(1)  See footnote (1) to preceding table.

(2)  See footnote (2) to preceding table.

(3)  See footnote (7) to preceding table.

(4) Includes 165,000 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 15, 1998 or within 60 days of such date.

(5) Includes 187,500 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 15, 1998 or within 60 days of such date.

(6) Includes 40,000 shares held by Perception Communications Corporation, a corporation owned by Mr. Leepart, and 88,000 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 15, 1998 or within 60 days of such date.

(7) Includes 1,767 shares held by Mr. House's wife and 106,667 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 15, 1998 or within 60 days of such date.

(8) Includes 81,250 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 15, 1998 or within 60 days of such date.

(9) Includes 43,000 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 15, 1998 or within 60 days of such date.

(10) Includes 33,000 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 15, 1998 or within 60 days of such date.

(11) Includes 907,417 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 15, 1998 or within 60 days of such date.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

     The Company's Bylaws provide that the number of directors, which shall be not less than two (2), shall be the number set by a majority vote of the shareholders or by the Board of Directors. The Board of Directors unanimously recommends that the number of directors be set at six (6) and that six directors be elected at the Annual Meeting.

     Vote Required THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE SETTING THE NUMBER OF DIRECTORS AT SIX AND VOTE "FOR" EACH OF THE MANAGEMENT NOMINEES LISTED BELOW. Under applicable Minnesota law, approval of the proposal to set the number of directors requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

     The persons named below have been nominated for election by management. All nominees are currently directors or the Company. In the absence of other instructions, the Proxies will be voted for each of the individuals named below. If elected, such persons shall serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee(s) as is selected by the Board of Directors or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

     The following table provides certain information with respect to the Company's nominees for director.

Name                                 Age          Position with Company
-----                                ---          ---------------------
Joel P. Bachul                        55          President, Chief Executive
                                                  Officer and Director

Larry P. Arnold                       54          Director

Edward K. Jorgensen                   58          Director

Michael J. Kozlak                     44          Director

Richard H. Leepart                    50          Director

R. Dean Nelson                        73          Director

     Joel P. Bachul, has been the Chief Executive Officer and President of the Company, and its wholly-owned subsidiary, La Canasta of Minnesota, Inc. ("La Canasta"), since December 1, 1994 and a director of the Company since March 1995. From August 1991 until July 1994, Mr. Bachul served as the Executive Vice President and Chief Operating Officer of Old Home Foods, Inc., a food processing and distribution concern. From July 1990 until July 1991, Mr. Bachul was the Executive Vice President and Chief Operating Officer of Bell Cold Storage, which provides public and cold storage services. Mr. Bachul served as Senior Vice President of J.P. Foodservice, a foodservice distributor, from July 1989 through February 1990. From 1980 until July 1989, Mr. Bachul served as Vice President, Senior Vice President and Chief Operating Officer of PYA/Monarch, also a foodservice distributor.

     Larry P. Arnold, a director since February 1996, has been retired since January 1993. For more than five years prior thereto, he was Managing General Partner of Wessels, Arnold & Henderson, a Minneapolis-based investment banking firm. Mr. Arnold is also a director of Van Wagoner Funds.

     Edward K. Jorgensen, a director since February 1996, has been President of Nordex International, a food distribution company, since September 1994. Effective August 31, 1994, Mr. Jorgensen retired as Vice President of Trade Relations for CPC Foodservice, an international food manufacturer, with whom he had been associated since January 1993. For 27 years prior thereto, he served as Senior Vice President of Foodservice for the Kellogg Company.

     Michael J. Kozlak, a director since March 1995, has been a consultant with Kozlak Associates, a firm which provides consulting services to the banking and mortgage banking industries, since January 1998. He served as Senior Executive Vice President of PNC Mortgage Corporation of America, a mortgage banking company, from January 1996 to December 1997, and as a consultant with Kozlak Associates from January 1994 through November 1995. From March 1985 until December 1993, Mr. Kozlak served as President and Chief Executive Officer of First Bank Mortgage, a wholly-owned mortgage banking subsidiary of First Bank, N.A. In addition to his position at First Bank Mortgage, Mr. Kozlak assumed the responsibility for the Financial Services Division within First Bank System. Mr. Kozlak has served as a member of various senior level committees at First Bank System, including its Retail Banking Task Force, Senior Asset and Liability Committee and Consumer Credit Committee.

     Richard H. Leepart, a director since February 1996, is President of Perception Communication Corporation ("PCC"), a company he founded in 1971. PCC works with product manufacturers to develop strategic marketing plans and advertising campaigns.

     R. Dean Nelson, a director since February 1996, was employed by Kraft General Foods for 36 years prior to his retirement in 1989. He was named Group Vice President and President of the Kraft Foodservice Group in 1982, a position he held until his retirement.

Compensation of Directors

     General Policy. Each director who is not an employee of the Company receives $500 for each Board meeting attended. Directors may be reimbursed for expenses incurred in attending meetings of the Board of Directors.

     Stock Options. Under the Company's Amended and Restated Stock Option Plan, each person who becomes a nonemployee director of the Company is automatically granted a nonqualified option exercisable for 15,000 shares of Common Stock, and each nonemployee director who is reelected to the Board of Directors will thereafter receive a nonqualified option for 2,000 shares. On February 27, 1997, the date of the 1997 annual meeting of shareholders, Messrs. Arnold, Jorgensen, Kozlak, Leepart and Nelson each received an option to purchase 2,000 shares at an exercise price of $1.125, which was the fair market value of the Company's Common Stock on such date. If re-elected at the Annual Meeting, each such director will be granted an option as of February 26, 1998 to purchase 2,000 shares at the fair market value of the Company's stock on such date.

Committee and Board Meetings

     The Board of Directors has a Compensation and Stock Option Committee, which provides recommendations concerning salaries and incentive compensation for employees of the Company and awards qualified and non-qualified options to various employees and non-employees, and an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. During fiscal 1997, the Compensation and Stock Option Committee (whose members are Messrs. Kozlak, Arnold and Nelson) met twice and the Audit Committee (whose members are Messrs. Arnold, Jorgensen and Leepart) did not meet formally. During fiscal 1997 the Board held four meetings. Directors and Committee members frequently take formal action by unanimous written consent, in accordance with Minnesota law, rather than hold formal Board and Committee meetings. During fiscal 1997, each incumbent director except Richard D. Nelson attended 75% or more of the total number of meetings of the Board or of Committees of which he was a member.

                              CERTAIN TRANSACTIONS

     In October 1995, the Company raised $400,000 in a bridge financing by issuing Units, each Unit consisting of a $25,000 Convertible Promissory Note (the "Notes") and a Warrant to purchase 25,000 shares of Common Stock at $0.50 per share (the "Note Warrants") to select accredited investors to raise additional capital until it completed its private placement. The Note Warrants expire in October 1998. Holders of the Notes could convert all or any portion of the principal amount and accrued but unpaid interest into Units offered in the Company's private placement, at $0.50 per Unit, each Unit consisting of one share of Common Stock and a Warrant, exercisable for three years, to purchase one share of Common Stock at $0.75 per share. Michael J. Kozlak and Richard H. Leepart, directors, and Joel P. Bachul, an officer and director, participated in the bridge financing by investing $50,000, $25,000 and $25,000, respectively. On February 2, 1996, the Company raised $1,280,000 pursuant to a private offering of 2,560,000 Units. The Company granted to investors in the offering one-time demand and piggy-back registration rights, which expire on February 1, 1998. Messrs. Bachul and Leepart converted the principal amount of their Notes into Units. In addition, Messrs. Nelson, Arnold, Kozlak and Jorgensen, directors of the Company, and A. Merrill Ayers and Thomas C. House, officers of the Company, participated in the private placement by investing $15,000 $50,000, $50,000, $10,000, $5,000 and $15,000, respectively. See "Principal Shareholders" and "Management Shareholdings."

                             EXECUTIVE COMPENSATION
Summary Compensation Table

     Set forth in the table below is the compensation paid by the Company during each of the last three fiscal years to the Company's Chief Executive Officer and each other executive officer whose total salary and bonus for fiscal 1997 exceeded $100,000.


                                                                                                       Long-Term
                                                                 Annual Compensation                  Compensation
                                                            --------------------------------------    ------------
                                                                                                         Awards
                                                                                                         ------
                                                                                                       Securities
                                                                                      Other Annual     Underlying
Name and Principal Position                         Year    Salary ($)   Bonus ($)    Compensation    Options (#)
---------------------------                         ----    ----------   ---------    ------------    -----------

Joel P. Bachul                                      1997     139,231       31,250         None          100,000
President and Chief Executive Officer               1996     114,634       20,000         None           50,000
                                                    1995      83,333        None          None          125,000


A. Merrill Ayers                                    1997     114,231       25,000         None           75,000
Vice President and Chief Financial Officer          1996      93,750       20,000         None           35,000
                                                    1995      83,366        None          None           75,000


Thomas C. House                                     1997      96,038       21,250         None           75,000
Vice President of Operations                        1996      80,833       10,000         None           35,000
                                                    1995      73,558       15,000         None           50,000

         No other current executive officer of the Company received a salary and bonus from the Company in excess of $100,000 during any of the past three fiscal years.

Change in Control Arrangements

     The Company has entered into Salary Continuation Agreements with Joel P. Bachul, President and Chief Executive Officer, A. Merrill Ayers, Chief Financial Officer and Thomas C. House, Vice President of Operations. Such Agreements provide that in the event that the officer's employment is terminated without cause in connection with a sale or merger of the Company, such officer will be entitled to receive severance payments for 24 months equal to his base compensation at the time of termination. The Agreements also provide that any outstanding stock option held by such officers will vest immediately prior to the effective date of a change of control.

Option/SAR Grants During 1997 Fiscal Year

     The following table sets forth the options that have been granted to the executive officers listed in the Summary Compensation Table during the Company's last fiscal year ended September 30, 1997.

                                       Number of            Percent of
                                      Securities          Total Options/
                                      Underlying          SARs Granted to        Exercise or
                                     Options/SARs          Employees in          Base Price          Expiration
              Name                     Granted (#)           Fiscal Year          ($/Share)              Date
              ----                   -------------         --------------        ------------        ----------

Joel P. Bachul                        100,000(1)               32.0%               $1.0625            11/18/01

A. Merrill Ayers                       75,000(1)               24.0%               $1.0625            11/18/01

Thomas C. House                        75,000(1)               24.0%               $1.0625            11/18/01

(1) Such option is exercisable as to 25% of the total number of shares per year for four years beginning November 18, 1997.

Option/SAR Exercises During Fiscal 1997
and Fiscal Year-End Option/SAR Values

     The following table provides certain information regarding the exercise of stock options to purchase shares of the Company's Common Stock during the year ended September 30, 1997, by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised stock options held by such officers.



                                                                                          Value of Unexercised In-
                              Number of Shares     Value     Number of Unexercised          the-Money Options at
                                 Acquired on     Realized    Options at Fiscal Year End         Fiscal Year End ($)
            Name                  Exercise          ($)     (exercisable/unexercisable)    (exercisable/unexercisable)(1)
            ----              ----------------   --------  -----------------------------  ------------------------------

Joel P. Bachul                      None             0        75,000       200,000       64,881         164,944

A. Merrill Ayers                    None             0        46,250       138,750       40,330         114,751

Thomas C. House                     None             0        57,917       128,750       40,330         114,751


(1) Based on a fiscal year-end of September 30, 1997 and a Common Stock price of $1.938 per share, which is the last sale price of the Company's Common Stock on September 30, 1997. The value of in-the-money options is calculated as the difference between the fair market value of the Common Stock underlying the options and the exercise price of the options at fiscal year end. Exercisable options refer to those options that are exercisable as of September 30, 1997, while unexercisable options refer to those options that are not exercisable as of September 30, 1997, but which will become exercisable at various times in the future.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to or obtained by the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended September 30, 1997, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     McGladrey & Pullen, LLP served as Sparta's independent accountants for fiscal 1997. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of Sparta if they so desire, and will be available to respond to appropriate questions from Sparta's shareholders.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 Annual Meeting must be received by the Company at its offices by September 23, 1998, to be considered for inclusion in the Company's proxy statement and related proxy for the 1999 Annual Meeting.


                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1997, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO A. MERRILL AYERS, CHIEF FINANCIAL OFFICER, SPARTA FOODS, INC., 1565 FIRST AVENUE N.W., NEW BRIGHTON, MINNESOTA 55112.


Dated:     January 22, 1998
           New Brighton, Minnesota

                               SPARTA FOODS, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOEL P. BACHUL and A. MERRILL AYERS, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Sparta Foods, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Thursday, February 26, 1998, at 3:30 p.m., Central Standard Time, at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

The Board of Directors recommends that you vote "FOR" the following proposals:

(1)  SET NUMBER OF DIRECTORS AT SIX.

     [  ]  FOR              [  ]  AGAINST            [  ]  ABSTAIN

(2) ELECT DIRECTORS: Nominees: Larry P. Arnold, Joel P. Bachul, Michael J. Kozlak, Edward K. Jorgensen, Richard H. Leepart and R. Dean Nelson.

     [  ]  FOR all Nominees listed above      [  ]  WITHOUT AUTHORITY
           (except those whose names have           to vote for all nominees
           been written on the line below)          listed above

     (To withhold authority to vote for any nominee, write that nominee's name on the line below.)

(3) OTHER MATTERS. In their discretion, the appointed proxies are authorized to vote upon such others business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.


Date _________________, 1998.           ___________________________________

                                        ___________________________________


                                        PLEASE  DATE AND SIGN ABOVE  exactly as
                                        name  appears at the left,  indicating,
                                        where appropriate, official position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.